SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2017

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604
(Address of principal executive offices, zip code)

Registrants' telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 8, 2017, Highwoods Properties, Inc. (the “Company”) and Highwoods Realty Limited Partnership entered into separate equity distribution agreements with each of Wells Fargo Securities, LLC, Robert W. Baird & Co. Incorporated, BB&T Capital Markets, a division of BB&T Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BTIG, LLC, Capital One Securities, Inc., Comerica Securities, Inc., Fifth Third Securities, Inc., Jefferies LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC. Under the terms of the equity distribution agreements, the Company may offer and sell up to $300,000,000 in aggregate gross sales price of shares of common stock from time to time through such firms, acting as agents of the Company or as principals. Sales of the shares, if any, may be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices or as otherwise agreed with any of such firms (which may include block trades).

Subject to the terms and conditions of each equity distribution agreement, each firm will use its commercially reasonable efforts to sell on the Company’s behalf any shares to be offered by the Company under that equity distribution agreement. Under the terms of each equity distribution agreement, the Company also may sell shares to any of the firms, as principal for its own respective account, at a price per share to be agreed upon at the time of sale. If the Company sells shares to any such firm acting as principal, it will enter into a separate terms agreement with that agent, and the Company will describe the agreement in a separate prospectus supplement or pricing supplement. If the Company engages the firm for a sale of shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, the Company and the firm will agree to compensation that is customary for the firm with respect to such transactions.

The shares of common stock will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-215936), as amended, including the related prospectus dated February 7, 2017, and a prospectus supplement dated February 8, 2017, as the same may be amended or supplemented.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.    Description

1	Form of Equity Distribution Agreement, dated February 8, 2017, among Highwoods Properties, Inc., Highwoods Realty Limited Partnership and each of the firms named therein

5	Opinion of DLA Piper LLP (US) regarding the legality of the shares

8
Opinion of DLA Piper LLP (US) as to certain tax matters (incorporated herein by reference to Exhibit 8 to the Registration Statement on Form S-3 (File No. 333-215936) filed with the Securities and Exchange Commission on February 7, 2017)

23.1	Consent of DLA Piper LLP (US) (included in Exhibits 5 and 8)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: February 8, 2017